                                                  -----------------------------
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                                                  -----------------------------
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                                                  Expires:    November 30, 2005
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                                                  hours per response....... 5.0
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21044
                                  ---------------------------------------------

                               UM Investment Trust
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

            522 Fifth Avenue, New York,                        NY 10036
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

      JPMorgan Funds Management Inc., 522 Fifth Avenue, New York, NY 10036
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  1-800-480-4111
                                                   ----------------------------

Date of fiscal year end: December 31, 2004
                        --------------------------

Date of reporting period: January 1, 2004 through December 31, 2004
                         ------------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

     Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

                               UM INVESTMENT TRUST


                             UM MULTI-STRATEGY FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2004

UM MULTI-STRATEGY FUND
A MESSAGE TO OUR SHAREHOLDERS
December 31, 2004

To Our Shareholders:                                         February 2, 2005

I am pleased to present the annual report for the UM Multi-Strategy Fund for the year ending December 31, 2004. Inside, you'll find in-depth information about the Fund, as well as an annual review from the portfolio manager.

YEAR-END RALLY BRINGS 2004 TO POSITIVE CLOSE
During 2004, the equity market achieved almost all of its gains in the final quarter. This was a year in which equities made nervous progress. After starting the year on a rising trend, and then retrenching during the spring and summer, equities climbed from October onward in an exceptionally robust year-end rally. The broad-based S&P 500 Index rose by 9.2% in the quarter, lifting full-year 2004 gains to 10.9%.

At the beginning of the year, a scenario of solid economic growth, accelerating corporate earnings and low inflation supported the market's progress. By spring, however, rising oil prices began to raise concerns that the economic recovery might not be sustained. In the summer, a patch of weak economic growth, and a further rise in oil prices and rising short-term interest rates stoked investors' fears. But in the fourth quarter, doubts were put aside when oil prices fell, the economy rebounded and the presidential election reached a clear conclusion.

OUTLOOK
We believe that the U.S. economy is on a firm footing entering 2005, as it evolves from recovery to expansion. The expansion, however, is unlikely to be smooth as companies continue to manage costs aggressively. In addition, we expect the Federal Open Market Committee to increase the fed funds target rate by at least another 1% in 2005 to keep inflation under control. Higher interest rates in the face of an uncertain economy could breed anxiety among investors for a good part of the year. But we expect that growth will remain solid overall and that equities will ultimately post gains. The best buying opportunities usually occur when most people are feeling bad about owning assets, and those opportunities will likely exist in 2005.

We thank you for your investment, and look forward to serving your investment goals for many years to come.

Sincerely yours,


/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the Fund's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains.

This report is intended for distribution only to accredited investors or financial intermediaries. Distribution of this document to anyone other than the intended user is expressly prohibited. This document may not be copied, faxed or otherwise distributed to the general public.

UM MULTI-STRATEGY FUND
Management Discussion and Analysis
December 31, 2004                                                    (Unaudited)


FUND FACTS

Fund Inception                                         2/28/2002
Fiscal Year End                                           31-DEC
Net Assets as of 12/31/2004
(in millions)                                          $     235

FUND PERFORMANCE

For the year of 2004, The UM Multi-Strategy Fund generated a performance of 3.7% to investors, net of both fees and all operating expenses. These returns were generated with an annualized standard deviation (measure of volatility) of 2.3% and a beta (sensitivity of the fund to changes in a benchmark) of 0.20% vs. the equity markets as represented by the S&P 500 index. Over the same period the S&P 500 gained 10.9% with a standard deviation of 7.3%. The cumulative return since inception of the fund in March of 2002 is 13.1% with a standard deviation of 2.8% and a beta of 0.04% versus the S&P 500 index. Over the same period the S&P 500 gained 15.0% with a standard deviation of 15.4%.

STRATEGIC FACTORS GUIDING THE MANAGEMENT OF THE FUND

Our primary mandates are to protect capital, maintain a low volatility profile and generate a stream of returns that helps to diversify a traditional portfolio holding equities and fixed income instruments, through investment in a portfolio of alternative investment funds ("hedge funds"). While returns were below our longer-term goals we feel the UM Multi-Strategy Fund met the risk goal during 2004 generating stable returns and offering strong diversification. It is certainly not our objective to match equity market performance during such strong years as 2004, but rather to generate stable returns such as those achieved during the year.

We continued to follow our core tenets. We focused on keeping the overall portfolio neutral to the equity markets by continuing to hold an allocation to short-selling managers, despite a rising market. While reducing our allocation might have increased profitability, given that this allocation lost money as the market rose, such an action would have made the fund susceptible to a market correction. We also looked to maintain a moderate level of aggregate investment with low leverage utilized by our underlying managers. During the year, the fund averaged 137% invested (averaging all long and short positions held by our underlying managers). This higher gross level of investment reflects our attempt to enhance returns. We are focusing on those managers who can effectively use their balance sheets. We are not looking for enormous leverage, but do look for those willing to be 100% to 160% gross invested, putting your capital to work.

Through adequate diversification across various styles of hedge fund management, we also were able to effectively 'immunize' volatility resulting from any single manager or investment approach.

STRATEGIES EMPLOYED IN THE FUND

In order of weighting at year-end 2004, the fund has invested in:

    1.  Long/short U.S. equities - 56%.
    2.  Event driven -- distressed and multi-strategy - 16%.
    3.  Relative Value - 8%
    4.  Short oriented equities - 9%.
    5.  Long/short European and Japanese equities - 6%
    6.  Short credit strategies - 3%
    7.  Convertible Arbitrage - 2%.

KEY TRENDS IN INVESTMENT SECTORS

EQUITY-RELATED. It was a mixed year for the long/short equity crowd, more negative for most until the last couple of months when many had their year 'saved'. In most cases, this is an obvious reflection of the net long bias
(beta) in so many hedge funds. We saw many managers continue to struggle on the short side, both those dedicated to the area and those long/short. In fact, on the short side, it was a horrible year for most involved. Many entered the year battered and shell-shocked from the meteoric 2003 with lower gross exposure and managed to be on the wrong side of the see-saw for most of the year. Having built up courage by mid-year they were perfectly positioned for maximum damage in the late-year run-up. At Cadogan, we have always looked to generate significant alpha on the short side. The last couple of years, this has not been the case. We continue to focus a large portion of our research on the short side of portfolios and have not come to any set conclusions. There are certainly complications operating in a more crowded space, but we still feel there are strong fundamental opportunities over time, once managers can adapt to the new technicals. While much has been made of "excessive money on the short side", it is important to note that many heavily shorted names fell sharply over the past year. High-profile examples include on-line video rental firm Netflix that showed slowing subscriber growth and lowered pricing, stun gun maker Taser (which moved down sharply when its product was deemed to be "dangerous" after some associated fatalities), and doughnut chain Krispy Kreme. We continue to look either for managers operating with specialized skills in less crowded areas, or generalist managers with a clearly defined skill set and what we consider superior insights. Some managers, lamenting the lack of truly cheap longs, have been reducing overall exposure and thus have even lower profit potential. In our own attempt to increase returns, we have generally been moving out of such managers, as we feel they will not be able to generate our targets. Other managers have felt that lower volatility has resulted in less market risk, and they are thus willing to increase total exposure (often from 70 or 80% to 130-150% of capital). Typically, this is accompanied by lower net market exposure (as many fear a market fall from somewhat high overall valuations). We favor this approach and have been more willing to invest in managers with higher gross exposure. We are cautiously optimistic about this sector, expecting that managers will average returns north of 10% for the year.

CREDIT-RELATED. We entered the year concerned about the hugely narrowed spreads in the high yield and distressed markets. In spite of a fairly benign economic environment, we did not believe the risk premium was sufficient to compensate for the combination of micro and macro risks embedded in many of the positions. As such, we decreased our directional exposure, a decision which proved to be wrong or, at the very least, early. In fact, spreads continued to contract, leaving us today with the very same conclusion. One also wonders about the logic of the strong bond market. Investors are buying new high yield issues at yields of 7% (BBB) to 11% (CCC and lower). Historical default rates on high yields have averaged 4% per year (13% for CCC), and have peaked at much higher rates during difficult markets. Thus, investors may likely expect 3% to negative returns unless defaults remain at their current low level. We are convinced that the extremely low level of defaults will increase in the early medium term and that will cause short-term dislocation in the markets, setting the stage for a renewed cycle. In the meantime, we remain close to neutral, investing with alpha generating managers tilted both net short and net long. Overall, over the next six months we would not anticipate a major decline in directional credit strategies. There is a good chance this sector will underperform or even lose money over the course of the year. We are also not sanguine that the hedged performers will meet their 10% - 12% goals and would be satisfied with returns in the 8% - 10% range.

RELATIVE VALUE. We entered the year with a very small convertible arbitrage exposure and end the year similarly postured. Given interest rate levels, the amount of capital committed to the area and the increased availability and use of financial software (outside of the pure convert community) to set up spreads and rebalance, we do not see this as a particularly interesting area. The declines in volatility and the profusion of software capabilities added to capital made this one of the least profitable hedge fund sectors.

Lower volatility and low interest rates remain the keys to low hedge fund returns. The latter has started to correct as the Fed is in the early stages of a tightening program. Some market excess will eventually restore the former. Meanwhile, we continue to look for managers who are able to find new areas of sustainable advantage within our sphere of competence. An example is our investment in a CDO specialist who seeks out corporate events but also actively trades underlying credits from the short side when their analysis deems that warranted. In fact, we are seeing an explosion of true long/short activity in fixed income portfolios of various kinds which is making this more interesting to us as a possible avenue for additional uncorrelated alpha, especially as we are already examining many of these strategies which have become popular among some of our long-short, multi-strategy, distressed and special situations managers.

INTERNATIONAL. After a sojourn to Japan to review our existing investments in managers in that market (primarily via our Kurihama Japan Fund) our research team is as excited as ever about the possibilities in the Japanese market. The hedge fund modus operandi has matured in Japan. Even two years ago, Japanese hedge funds were more often than not run by old hands in the Asian markets who had grown up on the sell side, then perhaps run long only money or done a stint with a huge global fund such as Soros or Tiger. These managers had a research edge, even on larger companies, and often traded ahead of institutional money flows using a hybrid fundamental/technical approach. We even heard managers note that being based in London was an edge, because it kept out irrelevant noise and "facts", leaving them to concentrate on the opinion of long-only money that would ultimately be the marginal money to drive the share price of a global giant such as Sony. Perhaps because enough hedge funds attracted capital, this game has become less profitable. At the same time, liquidity has returned to the Japanese market, especially in smaller cap stocks. Hedge funds are now undertaking serious research on these smaller names, and often show a significant edge in understanding. Finally, however, the missing piece (i.e. investors who will care and move into the name) is in place, generating a return for the manager who does the early work. This process led to strong returns for many funds, especially as the market moved up in the first part of the year. We have also seen native Japanese managers open funds and be successful, an event we have been waiting for some time. Our eight years' experience doing business in Japan has been helpful, and we have made several investments into these funds as a firm (via both Kurihama and our smaller manager fund Ranunculus). We look forward to increasing exposure to Japan in the main fund as well during 2005.

PERFORMANCE VERSUS BENCHMARKS

In measuring the UM Multi-Strategy fund, performance must be defined both in terms of the returns and the risks taken to generate those returns. As such, we will include both the return and annualized standard deviation numbers for our fund and each benchmark.

UM Multi-Strategy Fund:          Return: 3.7% Std.deviation: 2.3%

There are four benchmarks that are each relevant in measuring fund's performance.

1.  The S&P 500:                 Return: 10.9% Std.deviation: 7.3%

We provide the S&P 500 data because many of our investors use this as a general benchmark for comparing all of their non-cash and fixed income investments.

2.  HFR Fund of Funds composite Index:   Return: 6.7% Std.deviation: 3.6%

This provides a comparison to the broad market of funds of funds currently open to investors. The majority of these funds, however, are targeted to institutions and to HNW investors placing $1 million or more into funds.

3.  HFR Long/Short Equity Hedge Fund Index:    Return: 7.4% Std. deviation: 5.4%

This index most closely reflects the investments in the UM Multi-Strategy fund, excluding the fund's exposure to short-biased managers.

4.  HFR Event-Driven Index:                   Return: 14.2% Std. deviation: 5.0%

This index reflects a significant portion of the UM Multi-Strategy Fund.

The HFRI Indices ("HFRI") are equally weighted performance indices, utilized by numerous hedge fund managers as a benchmark for their own hedge funds. The HFRI are broken down into 37 different categories by strategy, including the HFRI Fund Weighted Composite, which accounts for over 1500 funds listed on the internal HFR Database.

OUTLOOK
GENERAL THEME - "IS 'MORE' BETTER?" There are certainly more out there! Current count puts the number of hedge funds at 6,000 to 8,000, with more coming on-line every week. The good news is that there continues to be a flow of interesting/compelling new entries. The bad news is that these are overwhelmed by many blissfully unscathed by the ravages of brilliance or even of a decent business plan. Generally, having a choice should be considered positive. The problem is that it requires time (often many years) to meaningfully differentiate among them and be fairly confident of there not being merely some form of tracking error. By that time the good funds are hard closed and the bad either drag along or have disappeared from the picture. Thus, in this case, we are not sure of the advantage.

With regard to the larger amount of capital in the area, the obvious advantage is that more investors who desperately need uncorrelated exposure can gain access. However, with the inflows into the hedge fund arena many strategies returns are under pressure, either causing spreads to narrow or disappear, or making the search for exciting individual opportunities much more challenging. This is the yin and yang of the situation. Once the 'exclusivity' disappears, risk-adjusted returns regress to a 'market' level. We just don't know what that market level might be.

One last area, where a growth in hedge funds is likely to be beneficial, is in the liquidity of the overall markets. Hedge funds often act like untethered and independent trading desks that, through their activities, help to provide liquidity to markets and improve overall efficiency. The counter-balance to that is the concern that during severe market dislocations or even rapid shocks, highly leveraged hedge funds can, often unexpectedly exacerbate the situation, abetting a downward spiral.

Unless there is a major crisis, it is likely that hedge funds will continue to proliferate during 2005. Given the less than stellar prognoses for both the U.S. debt and equity markets, even mediocre performance (on an absolute level) is unlikely to severely dampen inflows. In our estimate it will either take two to three years of lower-than-anticipated results or a major catastrophe to reverse the tide. In the meantime, we feel that hedge fund investing should offer attractive risk/reward relative to other asset classes.

The views in this report were those of Cadogan Management, LLC ("Cadogan"), sub-adviser to the UM Multi-Strategy Fund. These views are for the year ended December 31, 2004 and may not reflect Cadogan's views on the date this report is first published or any time thereafter. These views are intended to assist financial intermediaries in understanding the Fund's investment methodology.


AVERAGE ANNUAL TOTAL RETURNS
Average Annual Total Returns

                                              1 YEAR     SINCE INCEPTION
------------------------------------------------------------------------
UM MULTI-STRATEGY FUND                          3.72%               4.44%

[CHART]

                                                       UM Multi Strategy Fund
                                                             12/31/04

                   UM Multi-Strategy            S&P 500 Index         Lehman Aggregate      Merrill Lynch 1-3 Year Treasury
              Fund (Institutional Shares)                                 Bond Index               Funds Index
             --------------------------------------------------------------------------------------------------------------
02/28/02                40,000.00                40,000.00                40,000.00                 40,000.00
03/31/02                39,952.00                41,504.00                39,336.00                 39,728.00
04/30/02                39,999.94                38,988.86                40,099.12                 40,172.95
05/31/02                40,143.94                38,700.34                40,439.96                 40,333.65
06/30/02                39,710.39                35,944.88                40,791.79                 40,672.45
07/31/02                39,102.82                33,141.18                41,285.37                 41,168.65
08/31/02                38,989.42                33,359.91                41,983.09                 41,308.63
09/30/02                39,293.54                29,733.69                42,663.22                 41,651.49
10/31/02                38,715.92                32,350.25                42,466.97                 41,747.29
11/30/02                39,002.42                34,255.68                42,454.23                 41,622.04
12/31/02                39,497.75                32,244.87                43,333.03                 42,013.29
01/31/03                39,754.49                31,400.06                43,372.03                 42,009.09
02/28/03                39,690.88                30,929.05                43,970.56                 42,185.53
03/31/03                39,802.01                31,229.07                43,935.39                 42,261.46
04/30/03                40,040.83                33,802.34                44,300.05                 42,341.76
05/31/03                40,441.23                35,583.72                45,124.03                 42,502.66
06/30/03                40,873.96                36,039.20                45,033.78                 42,566.41
07/31/03                41,548.38                36,673.49                43,520.65                 42,336.55
08/31/03                41,739.50                37,388.62                43,807.88                 42,366.19
09/30/03                42,332.20                36,992.30                44,968.79                 42,751.72
10/31/03                42,780.92                39,086.06                44,550.58                 42,593.54
11/30/03                43,118.89                39,430.02                44,657.51                 42,572.24
12/31/03                43,614.76                41,496.15                45,113.01                 42,819.16
01/31/04                44,181.75                42,255.53                45,473.92                 42,904.80
02/29/04                44,504.28                42,842.89                45,965.03                 43,110.74
03/31/04                44,553.23                42,195.96                46,309.77                 43,244.39
04/30/04                44,486.40                41,533.48                45,105.72                 42,829.24
05/31/04                44,241.73                42,102.49                44,925.29                 42,790.69
06/30/04                44,291.19                42,919.28                45,176.88                 42,786.41
07/31/04                44,047.44                41,498.65                45,624.13                 42,940.45
08/31/04                43,937.33                41,664.65                46,495.55                 43,236.73
09/30/04                44,376.70                42,114.62                46,621.09                 43,197.82
10/31/04                44,376.70                42,758.98                47,012.70                 43,327.41
11/30/04                44,944.72                44,490.72                46,636.60                 43,110.78
12/31/04                45,252                   46,003                   47,066                    43,201


SOURCE: CADOGAN, HFR, ALTVEST, LIPPER INC.

THE QUOTED PERFORMANCE IS PAST PERFORMANCE AND NOT A GUARANTEE OF FUTURE RETURNS. AN ABSOLUTE RETURN STRATEGY INVOLVES RISK AND IS SUBJECT TO FLUCTUATION. FOR A MORE COMPLETE DESCRIPTION OF THE RISKS INVOLVED, PLEASE REFER TO THE FUND'S PRIVATE PLACEMENT MEMORANDUM. THE PAST PERFORMANCE OF ANY INVESTMENT, INVESTMENT STRATEGY OR INVESTMENT STYLE IS NOT INDICATIVE OF FUTURE PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE THE FUND'S PRIVATE PLACEMENT MEMORANDUM PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Fund commenced operations on 2/28/02.

The graph illustrates comparative performance for $40,000 invested in the UM Multi-Strategy Fund, S&P 500 Index, Lehman Aggregate Bond Index, and the
Merrill Lynch 1-3 Year Treasury Index from February 28, 2002 to December 31, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark.

The S&P 500 Index is an index of common stock of 500 widely traded industrial, transportation, financial, and public utility stocks. The Lehman Aggregate Bond Index is composed of the Lehman Gov't/Credit Index and the Mortgage-Backed Securities Index and includes U.S. treasury and agency issues. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index which measures short-term bond performance. Investors cannot invest directly in an index.

This report is open and authorized for distribution only to qualified and accredited investors or financial intermediaries who have received a copy of the Fund's Private Placement Memorandum. This document may not be copied, faxed or otherwise distributed to the general public.

UM MULTI-STRATEGY FUND
PORTFOLIO OF INVESTMENTS

As of December 31, 2004

    LIQUIDITY       ISSUER                                                           VALUE
-----------------------------------------------------------------------------------------------
        LONG - TERM INVESTMENTS - 92.3%

                    PORTFOLIO FUNDS* -- 92.3%
                    CONVERTIBLE ARBITRAGE -- 2.2%
        Quarterly   Private Investors (US), LP                                  $     5,274,312

                    EVENT DRIVEN - DISTRESSED -- 12.1%
        Quarterly   Boldwater Credit Opportunities Fund I, LP                         5,407,212
        Quarterly   Chatham Asset Partners High Yield Fund, LP                        7,928,952
        Quarterly   Contrarian Capital Fund I, LP                                     6,293,218
        Quarterly   Mast Credit Opportunities I, LP                                   6,862,353
        Quarterly   Tisbury Europe Fund, LP                                           1,913,311
                                                                                ---------------
                                                                                     28,405,046
                    EVENT DRIVEN - MULTI STRATEGY -- 2.4%
         Annually   Canyon Value Realization Fund (Cayman) LTD,                       5,754,359
                    Class C

                    LONG/SHORT - EUROPE -- 3.0%
        Quarterly   Glenrock Global Partners, LP                                      6,958,924

                    LONG/SHORT - GENERAL -- 23.6%
        Quarterly   Atlas Capital Master Fund (QP), LP                                5,841,836
        Quarterly   Bonanza Partners, LP                                              8,542,714
        Quarterly   Constitution Wharf Fund, LLC                                      2,345,909
        Quarterly   Fuller & Thaler Behavioral Finance Fund, LTD                      7,561,663
         Annually   Lafayette Street Fund, LP                                         7,848,407
        Quarterly   Newcastle Partners, LP                                            5,007,709
        Quarterly   SC Fundamental Value Fund, LP                                     8,102,027
        Quarterly   Sterling Equity Partners, LP                                      5,145,569
    Semi-Annually   Trellus Partners, LP                                              4,958,359
                                                                                ---------------
                                                                                     55,354,193
                    LONG/SHORT - JAPAN -- 2.9%
        Quarterly   Standard Pacific Japan Fund, LP                                   6,740,995

                    LONG/SHORT - SECTOR -- 30.1%
        Quarterly   BP Capital Equity Energy Fund, LP                                 7,934,228
        Quarterly   CRM Windridge Partners, LP                                        7,432,076
        Quarterly   KCM Biomedical II, LP                                             5,136,263
        Quarterly   Owenoke Associates Technology Fund, LP                            7,429,012
        Quarterly   Symmetry Capital Qualified Partners, LP                           7,527,533
        Quarterly   TechnoVision Partners, LP                                         6,793,835
         Annually   Vardon Partners II, LP                                            8,052,809
        Quarterly   Ventana Partners II, LP                                           5,294,304
          Monthly   Vine Street Partners, LP                                          7,702,982
          Monthly   WPG Select Technology QP Fund, LP                                 7,321,961
                                                                                ---------------
                                                                                     70,625,003
                    RELATIVE VALUE -- 7.8%
        Quarterly   Hourglass Fund, LP                                                5,680,298
        Quarterly   Recon Arbitrage Fund, LTD                                         6,812,324
         Annually   The October Fund, LP                                              5,763,291
                                                                                ---------------
                                                                                     18,255,913
                    SHORT -- 8.2%
            Daily   Advanthedge Fund, LP                                              2,593,193
        Quarterly   Arcas Fund II, LP                                                 3,314,751

                       SEE NOTES TO FINANCIAL STATEMENTS.

          Monthly   HCM Hegemony Fund, LP                                       $     2,640,248
        Quarterly   Highgate Partners, LP                                             1,197,749
        Quarterly   Kingsford Capital Partners, LLC                                   4,927,816
        Quarterly   Standard Pacific Credit Opportunities Fund, LP                    4,780,231
                                                                                ---------------
                                                                                     19,453,988

                    ---------------------------------------------------------------------------
                    Total Portfolio Funds                                           216,822,733
                    (Cost $196,467,406)

SHORT - TERM INVESTMENT - 0.0%^

           SHARES   MONEY MARKET FUND -- 0.0%^
              536   Federated Prime Value Obligations Fund                                  536
                    (Cost $536)
                    ---------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 92.3%                                      216,823,269
                    (COST $196,467,942)
                    OTHER ASSETS IN EXCESS OF LIABILITIES -- 7.7%                    18,078,305

                    ---------------------------------------------------------------------------
                    NET ASSETS -- 100.0%                                        $   234,901,574
                    ---------------------------------------------------------------------------

* The investments in Portfolio Funds shown above, representing 100.0 % of the total investments, have been fair valued and are illiquid and restricted as to resale or transfer.
^    Rounds to less than 0.1%.
     Percentages indicated are based on net assets.

                       SEE NOTES TO FINANCIAL STATEMENTS.

UM MULTI-STRATEGY FUND
Statement of Assets and Liabilities

As of December 31, 2004

ASSETS:
  Investments in portfolio funds, at fair value                                         $   216,822,733
  Investments in money market fund, at value equivalent to cost                                     536
-------------------------------------------------------------------------------------------------------
  Total investment securities, at value                                                     216,823,269
-------------------------------------------------------------------------------------------------------
  Cash                                                                                        1,569,506
  Receivables:
     Portfolio Funds sold                                                                     8,456,643
     Fund shares sold                                                                         9,659,118
-------------------------------------------------------------------------------------------------------
Total Assets                                                                                236,508,536
-------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payables:
     Dividends                                                                                  320,880
     Fund shares redeemed                                                                       932,280
  Accrued liabilities:
     Investment advisory fees                                                                   230,116
     Administration fees                                                                         67,194
     Custodian fees                                                                               2,633
     Other                                                                                       53,859
-------------------------------------------------------------------------------------------------------
Total Liabilities                                                                             1,606,962
-------------------------------------------------------------------------------------------------------
Net Assets                                                                              $   234,901,574
=======================================================================================================
NET ASSETS:
     Paid in capital                                                                    $   224,649,006
     Accumulated net realized gain (loss) on investments                                    (10,102,759)
     Net unrealized appreciation (depreciation) of investments                               20,355,327
-------------------------------------------------------------------------------------------------------
 Total Net Assets                                                                       $   234,901,574
=======================================================================================================
Shares of beneficial interest outstanding (no par value;
 unlimited number of shares authorized):                                                      8,585,330
Net asset value, redemption and offering price per share:                               $         27.36
-------------------------------------------------------------------------------------------------------
Cost of investments                                                                     $   196,467,942
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

UM MULTI-STRATEGY FUND
Statement of Operations

For the year ended December 31, 2004

INVESTMENT INCOME:
  Dividend                                                                              $         9,004
-------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees                                                                    2,177,164
  Administration fees                                                                           635,732
  Custodian fees                                                                                 33,851
  Printing and postage                                                                           14,932
  Professional fees                                                                             112,015
  Registration expenses                                                                           1,880
  Transfer agent fees                                                                           102,891
  Trustees' fees                                                                                  2,528
  Other                                                                                          69,020
-------------------------------------------------------------------------------------------------------
Total expenses                                                                                3,150,013
  Less earnings credits                                                                           3,579
-------------------------------------------------------------------------------------------------------
     Net expenses                                                                             3,146,434
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                 (3,137,430)
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments                                                                               (756,250)
  Change in net unrealized appreciation (depreciation) of:
     Investments                                                                             10,619,988
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                      9,863,738
-------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from operations                                 $     6,726,308
=======================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

UM MULTI-STRATEGY FUND
Statement of Changes in Net Assets

For the periods indicated

                                                                                  YEAR ENDED
                                                                        ----------------------------------
                                                                            12/31/04          12/31/03
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)                                          $    (3,137,430)   $    (1,709,504)
  Net realized gain (loss) on investments                                      (756,250)         1,380,471
  Change in net unrealized appreciation (depreciation) of investments        10,619,988          9,061,006
----------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from operations                        6,726,308          8,731,973
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investment transactions                               (4,871,238)          (951,263)
----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued                                               106,870,944         71,461,239
  Dividends reinvested                                                        4,474,404            893,188
  Increase from payments by affiliates                                                -                375
  Cost of shares redeemed                                                   (10,156,567)        (1,423,043)
----------------------------------------------------------------------------------------------------------
     Increase (decrease) from capital share transactions                    101,188,781         70,931,759
----------------------------------------------------------------------------------------------------------
NET ASSETS:
  Total increase (decrease) in net assets                                   103,043,851         78,712,469
  Beginning of period                                                       131,857,723         53,145,254
----------------------------------------------------------------------------------------------------------
  End of period                                                         $   234,901,574    $   131,857,723
==========================================================================================================
ACCUMULATED NET INVESTMENT LOSS                                         $             -    $             -
----------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
  Issued                                                                      3,904,201          2,750,246
  Reinvested                                                                    164,040             33,107
  Redeemed                                                                     (370,949)           (53,951)
----------------------------------------------------------------------------------------------------------
Change in shares                                                              3,697,292          2,729,402
==========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

UM MULTI-STRATEGY FUND
Statement of Cash Flows


For the year ended December 31, 2004

INCREASE (DECREASE) IN CASH
  CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
  Net interest and dividend income received                                             $         9,004
  Operating expenses paid                                                                    (3,345,545)
  Purchases of Portfolio Funds                                                             (120,124,120)
  Net (purchases)/sales of short-term investments                                                  (537)
  Proceeds from disposition of Portfolio Funds                                               25,616,101
-------------------------------------------------------------------------------------------------------
     Net cash used by operating activities                                                  (97,845,097)
-------------------------------------------------------------------------------------------------------
  CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
  Proceeds from shares sold                                                                  97,211,826
  Payment from shares redeemed                                                               (9,224,287)
  Cash distributions paid                                                                      (134,313)
-------------------------------------------------------------------------------------------------------
     Net cash provided by financing activities                                               87,853,226
-------------------------------------------------------------------------------------------------------
     Net increase (decrease) in cash                                                         (9,991,871)
  Cash, beginning of year                                                                    11,561,377
-------------------------------------------------------------------------------------------------------
  Cash, end of year                                                                     $     1,569,506
=======================================================================================================
  RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH PROVIDED (USED) BY
  OPERATING ACTIVITIES:

  Net increase (decrease) in net assets resulting from operations                       $     6,726,308
-------------------------------------------------------------------------------------------------------
  Increase in cost of investments                                                           (88,555,733)
  Increase in net unrealized appreciation                                                   (10,619,988)
  Increase in receivable for Portfolio Funds sold                                            (5,196,573)
  Decrease in receivable from Advisor                                                               375
  Decrease in prepaid expenses                                                                   16,842
  Decrease in accrued expenses and other payables                                              (216,328)
-------------------------------------------------------------------------------------------------------
     Total adjustments                                                                     (104,571,405)
-------------------------------------------------------------------------------------------------------
     Net cash used by operating activities                                              $   (97,845,097)
=======================================================================================================

     Non Cash operating activities of the UM Multi-Strategy Fund consist of two exchanges of Portfolio Funds for others valued at $4,605,886 and $3,249,966, respectively, at the time of exchange.

                       SEE NOTES TO FINANCIAL STATEMENTS.

UM MULTI-STRATEGY FUND
Financial Highlights

                                                                                       YEAR ENDED                    2/28/02 (a)
                                                                              ---------------------------            THROUGH
PER SHARE OPERATING PERFORMANCE:                                                12/31/04       12/31/03             12/31/02
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $     26.98     $     24.62        $     25.00
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                                      (0.48)^         (0.35)             (0.30)
  Net gains or losses on investments (both realized and unrealized)                  1.48            2.92              (0.01)
                                                                              -----------     -----------        -----------
     Total from investment operations                                                1.00            2.57              (0.31)
                                                                              -----------     -----------        -----------
Less distributions:
  Distributions from capital gains                                                   0.62            0.21               0.07
                                                                              -----------     -----------        -----------
     Total distributions                                                             0.62            0.21               0.07
                                                                              -----------     -----------        -----------
Net asset value, end of year                                                  $     27.36     $     26.98        $     24.62
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (b)                                                                     3.72%          10.44%             (1.24%)
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)                                    $   234,902     $   131,858        $    53,145
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: # (c)
  Net expenses                                                                       1.81%           2.12%(d)           3.36% (e)
----------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss)                                                      (1.80%)         (2.11%)(d)         (3.34%)(e)
----------------------------------------------------------------------------------------------------------------------------
  Expenses without waivers, reimbursements and earning credits                       1.81%           2.12%(d)           3.63% (e)
============================================================================================================================
PORTFOLIO TURNOVER RATE                                                                18%             12%                 0%
============================================================================================================================

(a)  Commencement of operations.
^    Calculated based upon average number of shares outstanding.
#    Short periods have been annualized.
(c)  Expenses of Porfolio Funds are not included in the expense ratios.
(d)  Includes amortization of offering cost of 0.05%.
(e)  Includes amortization of offering and organizational of 0.93%.
(b)  Not annualized for periods less than one year.

                       SEE NOTES TO FINANCIAL STATEMENTS.

UM MULTI-STRATEGY FUND
Notes to Financial Statements

1. ORGANIZATION
UM Investment Trust ("UMIT" or the "Trust") was organized on November 12, 2001 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company. UM Multi-Strategy Fund (the "Fund") is the only series of the Trust. The Fund commenced operations on February 28, 2002.

The objective of the Fund is to achieve long-term capital appreciation with low volatility relative to the broad equity markets. The Fund seeks to achieve its objective through a multi-manager, multi-strategy program of investments in a variety of partnerships and other investment vehicles ("Portfolio Funds") that are advised by a variety of investment management firms. The Fund primarily invests in Portfolio Funds that are not registered.

Effective January 31, 2004, J.P. Morgan Investment Management, Inc. ("JPMIM" or "Advisor"), a wholly owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly owned subsidiary of JPMorgan Chase & Co., acts as the Investment Advisor to the Fund. In addition, on January 30, 2004, the Board of Trustees approved J.P. Morgan Chase Bank ("JPMCB"), an affiliate of JPMIM, as Administrator, and J.P. Morgan Institutional Investments, Inc., also an affiliate of JPMIM, as Private Placement Agent of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES
THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUND:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS - The Trust determines the net asset value per share of the Fund (i) as of the last day of each month that the New York Stock Exchange is open for trading as of the earlier of 4:00 p.m. Eastern Time or the close of regular trading on the New York Stock Exchange and (ii) at such other dates and times as may be approved by the Trust's officers from time to time. Investments in Portfolio Funds are presented in the accompanying financial statements at fair value. Fair value as of each month-end ordinarily will be the value determined as of such month-end for each Portfolio Fund in accordance with the Portfolio Fund's valuation policies and reported at the time of the Fund's valuation. As a general matter, the fair value of the Fund's interest in a Portfolio Fund will represent the amount that the Fund could reasonably expect to receive from a Portfolio Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the unlikely event that a Portfolio Fund does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any relevant information available at such time.

Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Fund could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

Investments in the Portfolio with a value of $216,822,733 which is 100.0% of the Fund's investments at December 31, 2004, have been fair valued and are illiquid and restricted as to resale or transfer.

B. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on the trade date (the date the subscription / redemption is accepted). Gains and losses are calculated on an identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date or when the Fund first learns of the dividend.

All changes in the value of the Portfolio Funds are included as unrealized gains in the statement of operations.

C. FUND EXPENSES - The Fund bears all the expenses of its own operations, including, but not limited to legal, audit, fund accounting, registration and blue sky filing fees. With respect to Fund's investments in other registered investment companies, private investment funds, and other commingled investment vehicles, the Fund bears its ratable share of each such entity's expenses and would also be subject to their share of the management and performance fees, if any charged by such entity. The Fund's share of management and performance fees charged by such entities is in addition to fees paid by the Fund to money managers.

As of December 31, 2004, the Fund had investments in 40 Portfolio Funds, none of which were related parties. The agreements related to investments in Portfolio Funds provide for compensation to the general partners/managers in the form of management fees of 1% to 2% (per annum) of the net assets and performance fees or allocations of 10% to 30% of net profits earned. The Portfolio Funds provide for periodic redemption, with various lock-up provisions from initial investment. The liquidity provisions shown in the Portfolio of Investments apply after the lock-up provisions.

D. FEDERAL INCOME TAXES - The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

E. DISTRIBUTIONS TO SHAREHOLDERS - Distributions of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations, which may differ from principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various Portfolio Funds held by the Fund, timing differences and differing characterizations of distributions made by the Fund. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts.

                            ACCUMULATED            ACCUMULATED
                           UNDISTRIBUTED           NET REALIZED
                         (OVERDISTRIBUTED)         GAIN (LOSS)
PAID-IN-CAPITAL        NET INVESTMENT INCOME      ON INVESTMENTS
----------------------------------------------------------------
$    (459,512)         $           3,137,430      $   (2,677,918)

The reclassification primarily relates to current year partnership basis adjustments, return of capital and current year net operating losses ("NOL") and NOL offsetting short-term capital gains.

F. OTHER EXPENSES - Other expenses in the Statement of Operations include fees related to insurance and reporting services.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
A. INVESTMENT ADVISORY FEE -- Pursuant to an Investment Advisory Agreement between the Trust, on behalf of the Fund and the Advisor, JPMIM acts as the investment advisor to the Fund. The Advisor has a responsibility for the management of the Fund's affairs, subject to the supervision of the Trust's Board of Trustees (the "Board"). For such services, the Advisor is paid a fee computed monthly at an annual percentage of 1.25% of the average monthly net assets of the Fund. The average net assets for each calendar month is determined by averaging the value of the Fund's net assets on the last business day of such month with the value of the Fund's net assets on the last business day of the immediately preceding calendar month.

Prior to January 31, 2004, Undiscovered Managers, LLC ("UMLLC") acted as the investment advisor to the Fund and had responsibility for the management of the Fund's affairs, subject to the supervision of the Board. For the period January 1, 2004, through January 31, 2004, the Fund accrued advisory fees at a rate of 1.25% of the Fund's average net assets. For the prior periods, pursuant to the Management Agreement between the Trust, on behalf of the Fund, and UMLLC, UMLLC was entitled to a management fee, payable quarterly in arrears, which depended on the investment performance of the Fund. The management fee with respect to each calendar quarter was equal to one-fourth of the Annual Advisory Percentage Rate (as defined below and as determined as of the end of such quarter) multiplied by the average of the Fund's average monthly net assets (with respect to each calendar month, as determined by averaging the value of the Fund's net assets on the last business day of such month with the value of the Fund's net assets on the last business day of the immediately preceding calendar month) for each of the three months in such quarter. The Annual Advisory Percentage Rate (as determined at the end of each quarter) was equal to 0.95% plus (or minus) one-eighth (1/8th) of the number of basis points by which the total return of the Fund (expressed as a percentage, and calculated after giving effect to the Fund's fees and expenses, excluding any fees paid to the Advisor pursuant to the Management Agreement) during the one-year period ending at the end of such quarter exceeds (or falls short of) the total return of the JP Morgan GBI Global Hedged US Dollar Index during the one-year period ending at the end of such quarter. The Annual Advisory Percentage Rate, as calculated as of the end of each quarter, did not exceed the annual rate of 1.45% of the Fund's average net assets and was not less than the annual rate of 0.45% of the Fund's average net assets, and until the end of the first calendar quarter ending on or after the 364th day following the commencement of the Fund's investment operations, the Annual Advisory Percentage Rate would be 1.20% of the Fund's average net assets.

The Fund's investment portfolio is managed on a day-to-day basis by Cadogan Management, LLC ("Cadogan"), under the general oversight of the Advisor and the Board. Under the terms of the Sub-Advisory Agreement, JPMIM pays Cadogan a monthly sub-advisory fee at the annual rate of 0.85% of the average monthly net assets of the Fund. The Advisor monitors and evaluates Cadogan to help assure that it is managing the Fund in a manner consistent with the Fund's investment objective and restrictions and applicable laws and guidelines.

B. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio custody and fund accounting services for the Fund. Compensation for such services is presented in the Statement of Operations as Custodian fees. The custodian fees may be reduced by credits earned by the Fund, based on the uninvested cash balances held by the custodian. Such earning credits are presented separately in the Statement of Operations.

For the year ended December 31, 2004 the amount paid to JPMCB for custody and accounting was $7,800.
Prior to April 1, 2004, custody services were provided by the Bank of New York and the accounting services by Forum Administrative Services, LLC ("FAS").

C. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed monthly at an annual percentage of 0.365% of the average monthly net assets of the Fund. The average net assets for each calendar month is determined by averaging the value of the Fund's net assets on the last business day of such month with the value of the Fund's net assets on the last business day of the immediately preceding calendar month.

BISYS Funds Services, L.P. ("BISYS") serves as the Fund's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

Prior to January 31, 2004, UMLLC provided all administration services to the Fund. Pursuant to an Administrative Services Agreement between the Trust and UMLLC, the Fund paid the Administrator a monthly fee at the annual rate of 0.365% of the Fund's average monthly net assets (with respect to each calendar month, as determined by averaging the value of the Fund's net assets on the last business day of such month with the value of the Fund's net assets on the last business day of the immediately preceding calendar month).

The UMLLC maintained an agreement with FAS to provide certain of the administrative services at the UMLLC's expense for the period January 1, 2004 through March 31, 2004.

D. PLACEMENT AGENT -- J.P. Morgan Institutional Investments, Inc. (the "Placement Agent"), 522 Fifth Avenue, New York, New York 10036, a registered broker-dealer affiliated with JPMIM, serves as the Fund's Placement Agent. The Placement Agent processes subscriptions for shares and provides various sales support activities in connection with the Fund's private placement of its shares.

E. OTHER -- Certain officers of the Trust are officers of J.P. Morgan Chase & Co. or of BISYS or their subsidiaries.

The Fund may use related party broker dealers. For the year ended December 31, 2004, the Fund had no brokerage commissions with brokers/dealers affiliated with JPMCB.

The SEC has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

F. SUBSEQUENT CHANGES -- After considering management's recommendations, the Board of Trustees of the Trust approved, and the Fund entered into an Administration Agreement with JPMorgan Funds Management, Inc. ("JPMFM"). JPMFM is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. The agreement is effective February 19, 2005, and the fees charged to the Fund under the agreement is subject to the same fee structure as those paid to the prior service provider.

Beginning in mid-2005, JPMCB will serve as the Fund's sub-administrator. For its services as sub-administrator, JPMCB will receive a portion of the fees payable to JPMFM as Administrator.

In addition, the Board of Trustees approved management's proposal to appoint One Group Dealer Services, Inc. ("OGD"), an indirect wholly owned subsidiary of JPMCC, as placement agent. The foregoing change in the service provider occurred effective February 19, 2005.

4. INVESTMENT TRANSACTIONS
For the year ended December 31, 2004, the cost of purchases and proceeds of sales by the Fund of interests in Portfolio Funds are as follows:

                        PURCHASES                  SALES
                     ---------------------------------------
                     $  120,124,120           $   30,812,674

5. FEDERAL INCOME TAX MATTERS
For federal income tax purposes, the cost basis and unrealized appreciation (depreciation) in value of the investments at December 31, 2004 are as follows:

                          GROSS         GROSS       NET UNREALIZED
         AGGREGATE     UNREALIZED     UNREALIZED     APPRECIATION
           COST       APPRECIATION   DEPRECIATION   (DEPRECIATION)
      ------------------------------------------------------------
      $ 204,768,985   $ 16,967,866   $ (4,913,582)  $   12,054,284

The tax character of distributions paid during the year ended December 31, 2004 were as follows:

                                       LONG-TERM
       PERIOD            ORDINARY       CAPITAL       RETURN OF       TOTAL
       ENDED              INCOME         GAIN          CAPITAL    DISTRIBUTIONS
-------------------------------------------------------------------------------
December 31, 2004       $   270,483   $   4,599,955   $     800   $   4,871,238
December 31, 2003       $   622,660   $     328,603   $       -   $     951,263

At December 31, 2004, the tax components of capital were as follows:

Current distributable ordinary income          $             -

Current distributable long-term capital
gain or (tax basis capital loss carryover)     $             -

Unrealized appreciation (depreciation)         $    12,054,284

The difference between book and tax basis unrealized appreciation (depreciation) are primarily attributable to current year partnership income for tax purposes.

Capital losses incurred after October 31, within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund has deferred $1,801,716 in post-October realized losses.

6. SHAREHOLDER TRANSACTIONS
No shareholder will have the right to require the Fund to redeem its shares, although the Fund may from time to time repurchase shares as of the last day of a calendar quarter pursuant to written tenders by shareholders, which written tenders must be received by the Fund at least 60 and no more than 90 days prior to the repurchase date. Whether repurchases will be made during any given quarter will be determined by the Board of Trustees in its sole discretion. In determining whether the Fund should offer to repurchase shares from shareholders, the Board of Trustees will consider the recommendations of the Advisor. The Advisor expects that it will generally recommend to the Board of Trustees that the Fund offer to repurchase shares on the last business day of each calendar quarter.

Dividends and capital gain distributions ("Distributions") will automatically be reinvested in additional shares of the Fund at the Fund's net asset value on the record date thereof unless a shareholder has elected to receive Distributions in cash.

7. RISK FACTORS
Because of the limitation on rights of redemption and the fact that the Fund's Shares ("Shares") will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that Cadogan may invest the Fund's assets in Portfolio Funds that do not permit frequent withdrawals and that may invest in illiquid securities, an investment in the Fund is a highly illiquid investment and involves a substantial degree of risk. Illiquid securities owned by Portfolio Funds are riskier than liquid securities because the Portfolio Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Portfolio Funds may cause investors to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance. Although the Fund may offer to repurchase Shares from time to time, there can be no assurance such offers will be made with any regularity.

The Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Portfolio Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Fund's net asset value. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the Shares.

The Portfolio Funds provide for periodic redemptions ranging from monthly to annually with lock-up provisions of up to one year from initial investment.

In the normal course of business, the Portfolio Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts and equity swaps. The Fund's risk of loss in these Portfolio Funds is limited to the value of these investments reported by the Funds.

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of such a loss to be remote.

8. COMMITMENTS
At December 31, 2004, the Fund had made a commitment to make additional purchases into an underlying fund of $4,999,966.

9. CORPORATE EVENT
On May 25, 2004, J.P. Morgan Chase & Co. and Bank One Corp. announced that, at separate meetings, their respective shareholders approved the merger of the two companies. The companies completed the merger of their holding companies on July 1, 2004. Effective July 20, 2004, the name of the holding company changed to JPMorgan Chase & Co. Effective November 15, 2004, the bank name is JPMorgan Chase Bank, National Association.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of UM Investment Trust and
Shareholders of UM Multi-Strategy Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the UM Multi-Strategy Fund (a portfolio of UM Investment Trust, and hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, and the changes in its net assets, its cash flows and the financial highlights for the years ended December 31, 2004 and 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments with the portfolio funds at December 31, 2004, provide a reasonable basis for our opinion. The financial highlights for the period ended December 31, 2002 were audited by other independent auditors whose report, dated February 7, 2003, expressed an unqualified opinion on the financial statements containing such financial highlights.

As explained in Note 2, the financial statements include investments valued at $216,822,733 (92.3% of the Fund's net assets) at December 31, 2004, the values of which have been estimated by the Investment Manager in the absence of readily ascertainable market values. Those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the difference could be material.

PricewaterhouseCoopers LLP
New York, New York
February 22, 2005

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The following tables contain basic information regarding the Trustees and Officers, respectively, that oversee operations of the Trust and other investment companies within the Funds complex.

The contact address for each of the trustees, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

                                                                      NUMBER OF
     NAME (YEAR OF BIRTH);                                        PORTFOLIOS IN FUND
        POSITIONS WITH                PRINCIPAL OCCUPATIONS        COMPLEX OVERSEEN         OTHER DIRECTORSHIPS HELD
       THE FUNDS (SINCE)               DURING PAST 5 YEARS           BY TRUSTEE(1)            OUTSIDE FUND COMPLEX
--------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

WILLIAM J. ARMSTRONG             Retired; Vice President &              110           None.
(1941); Trustee of Trust         Treasurer of Ingersoll-Rand
since 2004                       Company (manufacturer of
                                 industrial equipment)
                                 (1972-2000).

ROLAND R. EPPLEY, JR.            Retired; President & Chief             110           Director, Janel Hydro, Inc.
(1932); Trustee of Trust         Executive Officer, Eastern                           (automotive) (1993-present).
since 2004                       States Bankcard (1971-1988).

JOHN F. FINN                     President and Chief                    110           Director, Cardinal Health, Inc
(1947); Trustee of Trust         Executive Officer of                                 (CAH) (1994-present).
since 2005                       Gardner, Inc. (wholesale
                                 distributor to outdoor power
                                 equipment industry)
                                 (1979-present).

DR. MATTHEW GOLDSTEIN            Chancellor of the City                 110           Trustee of Bronx-Lebanon Hospital
(1941); Trustee of Trust         University of New York                               Center (1992-present); Director
since 2004                       (1999-present); President,                           of New Plan Excel Realty Trust,
                                 Adelphi University (New                              Inc. (real estate investment
                                 York) (1998-1999).                                   trust) (2000-present); Director
                                                                                      of Lincoln Center Institute for
                                                                                      the Arts in Education
                                                                                      (1999-present).

ROBERT J. HIGGINS                Retired; Director of                   110           Director of Providian Financial
(1945); Trustee of Trust         Administration of the State                          Corp. (banking) (2002-present).
since 2004                       of Rhode Island (2003-2004);
                                 President - Consumer Banking
                                 and Investment Services,
                                 Fleet Boston Financial
                                 (1971-2001).

                                                                      NUMBER OF
     NAME (YEAR OF BIRTH);                                        PORTFOLIOS IN FUND
        POSITIONS WITH                PRINCIPAL OCCUPATIONS        COMPLEX OVERSEEN         OTHER DIRECTORSHIPS HELD
       THE FUNDS (SINCE)               DURING PAST 5 YEARS           BY TRUSTEE(1)            OUTSIDE FUND COMPLEX
--------------------------------------------------------------------------------------------------------------------------
PETER C. MARSHALL                Self-employed business                 110           None.
(1942); Trustee of Trust         consultant (2002-present);
since 2005                       Senior Vice President, W.D.
                                 Hoard, Inc. (corporate
                                 parent of DCI Marketing,
                                 Inc.) (2000-2002);
                                 President, DCI Marketing,
                                 Inc. (1992-2000).

MARILYN MCCOY                    Vice President of                      110           Director, Mather LifeWays
(1948); Trustee of Trust         Administration and Planning,                         (1994-present); Director,
since 2005                       Northwestern University                              Carleton College (2003-present).
                                 (1985-present).

WILLIAM G. MORTON, JR.           Retired; Chairman Emeritus             110           Director of Radio Shack
(1937); Trustee of Trust         (2001-2002), and Chairman                            Corporation (electronics)
since 2004                       and Chief Executive Officer,                         (1987-present); Director of The
                                 Boston Stock Exchange (1985-                         National Football Foundation and
                                 2001).                                               College Hall of Fame (1994-present);
                                                                                      Trustee of the Berklee College of
                                                                                      Music (1998-present); Trustee of
                                                                                      the Stratton Mountain School
                                                                                      (2001-present).

ROBERT A. ODEN, JR.              President, Carleton College            110           Director, American University in
(1946); Trustee of Trust         (2002-present); President,                           Cairo.
since 2005                       Kenyon College (1995-2002).

FERGUS REID, III (1932);         Chairman of Lumelite                   110           Trustee of Morgan Stanley Funds
Trustee and Chairman of the      Corporation (plastics                                (209 portfolios) (1995-present).
Board since 2004                 manufacturing)
                                 (2003-present); Chairman and
                                 CEO of Lumelite Corporation
                                 (1985-2002).

FREDERICK W. RUEBECK             Advisor, Jerome P. Green &             110           Director, AMS Group
(1939); Trustee of Trust         Associates, LLC                                      (2001-present); Director, Wabash
since 2005                       (broker-dealer)                                      College (1988-present); Trustee,
                                 (2002-present); Endowment                            Seabury-Western Theology Seminary
                                 Fund Manager, Wabash College                         (1993-present); Director,
                                 (2004-present);                                      Indianapolis Symphony Foundation
                                 self-employed consultant                             (1994-present).
                                 (January 2000 to present);
                                 Director of Investments, Eli
                                 Lilly and Company (1988-1999).

                                                                      NUMBER OF
     NAME (YEAR OF BIRTH);                                        PORTFOLIOS IN FUND
        POSITIONS WITH                PRINCIPAL OCCUPATIONS        COMPLEX OVERSEEN         OTHER DIRECTORSHIPS HELD
       THE FUNDS (SINCE)               DURING PAST 5 YEARS           BY TRUSTEE(1)            OUTSIDE FUND COMPLEX
--------------------------------------------------------------------------------------------------------------------------
JAMES J. SCHONBACHLER            Retired; Managing Director of          110           None.
(1943); Trustee of Trust         Bankers Trust Company (financial
since 2004                       services) (1968-1998).

INTERESTED TRUSTEE

LEONARD M. SPALDING,             Retired; Chief Executive               110           None.
JR.* (1935); Trustee of          Officer of Chase Mutual
Trust since 2004                 Funds (investment company)
                                 (1989-1998); President & Chief
                                 Executive Officer of Vista
                                 Capital Management (investment
                                 management) (1990-1998); Chief
                                 Investment Executive of Chase
                                 Manhattan Private Bank (investment
                                 management) (1990-1998).

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees includes seven registered investment companies (110 portfolios) as of the date of this SAI.
* Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

     NAME (YEAR OF BIRTH);
     POSITIONS HELD WITH                                   PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                                    DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
George C.W. Gatch (1962),               Managing Director, JPMIM, CEO and President of the J.P.
President (2004)                        Morgan and One Group Funds. An employee since 1986,
                                        Mr. Gatch leads the firm's U.S. mutual fund and financial
                                        intermediary business. He was previously president and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank.
                                        Prior to working in Japan, Mr. Gatch established JPMIM's
                                        sub-advisory and institutional mutual funds business. He has also held numerous positions throughout the firm in business management, marketing, and sales.

Robert L. Young (1963),                 Chief Operating Officer, JPMorgan Funds (August 2004 to
Senior Vice President (2004)**          present) and One Group Mutual Funds from November 2001 until present. From October 1999 to present, Vice President and
                                        Treasurer, One Group Administrative Services, Inc., and Vice
                                        President and Treasurer, One Group Dealer Services, Inc.

Patricia A. Maleski (1960),             Vice President, JPMIM; previously, Treasurer, JPMorgan Funds
Vice President and Chief                and Head of Funds Administration and Board Liaison. Prior to
Administrative Officer (2004)           joining J.P. Morgan Chase & Co. in 2001, Ms. Maleski was the
                                        Vice President of Finance for the Pierpont Group, Inc., a
                                        service provider to the Board of Directors/Trustees of the
                                        JPMorgan Funds.

Stephanie J. Dorsey (1969),             Director of Mutual Fund Administration, One Group
Treasurer (2004)**                      Administrative Services, since 2004; Ms. Dorsey worked for
                                        Bank One Corporation (now known as JP Morgan Chase & Co.)
                                        from 2003 to 2004; prior to joining Bank One Corporation,
                                        she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Benham (1959),               Vice President and Assistant General Counsel, JPMIM since
Secretary (2004)                        2004; Vice President (Legal Advisory) of Merrill Lynch
                                        Investment Managers, L.P. from 2000 to 2004; attorney
                                        associated with Kirkpatrick & Lockhart LLP from 1997 to
                                        2000.

Elizabeth A. Davin (1964),              From 2004 to present, Senior Counsel, JPMorgan Chase & Co.;
Assistant Secretary (2004)**            Assistant General Counsel and Associate General Counsel and
                                        Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962),             Various attorney positions for Bank One Corporation (now
Assistant Secretary (2004)**            known as JP Morgan Chase & Co.) since 1990.

Nancy E. Fields (1949),                 From October 1999 to present, Director, Mutual Fund
Assistant Secretary (2004)**            Administration, One Group Administrative Services, Inc. and
                                        Senior Project Manager, Mutual Funds, One Group Dealer
                                        Services, Inc. From July 1999 to October 1999, Project
                                        Manager, One Group, Banc One Investment Advisors
                                        Corporation.

Avery P. Maher (1945),                  Vice President and Assistant General Counsel, JPMIM since
Assistant Secretary (2004)              2004; Second Vice President and Assistant Secretary of John
                                        Hancock Advisers, LLC, from 1992 to 2004.

Alaina V. Metz (1967),                  Vice President, BISYS Fund Services, Inc. since 1995.
Assistant Secretary (2004)*

Suzanne E. Cioffi (1967),               Vice President, JPMIM, responsible for mutual fund financial
Assistant Treasurer (2005)              reporting. During the past five years, Ms. Cioffi has
                                        overseen various fund accounting, custody and administration conversion projects for JPMIM.

     NAME (YEAR OF BIRTH);
     POSITIONS HELD WITH                                   PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                                    DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
Christopher D. Walsh (1965),            Vice President, JPMIM; Mr. Walsh manages all aspects of
Assistant Treasurer (2004)              institutional and retail mutual fund administration and
                                        vendor relationships within the mutual funds,
                                        commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Prior to joining JPMorgan in 2000, he was a
                                        director from 1996 to 2000 of Mutual Fund Administration at
                                        Prudential Investments.

Stephen M. Ungerman (1953),             Vice President, JPMIM; previously, head of Fund
Chief Compliance Officer                Administration - Pooled Vehicles. Prior to joining J.P.
(2004)                                  Morgan Chase & Co. in 2000, he held a number of positions in
                                        Prudential Financial's asset management business, including
                                        Associate General Counsel, Tax Director and Co-head of Fund
                                        Administration Department. Mr. Ungerman was also the
                                        Assistant Treasurer for all mutual funds managed by
                                        Prudential.

*    The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.
** The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

UM MULTI-STRATEGY FUND
SCHEDULE OF SHAREHOLDER EXPENSES
Hypothetical $1,000 Investment at Beginning of Period
December 31, 2004
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees: and (2) ongoing costs, including investment advisory, administration fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Fund at the beginning of the reporting period, July 1, 2004, and continued to hold your shares at the end of the reporting period, December 31, 2004.

ACTUAL EXPENSES

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                                                   EXPENSES PAID
                                                                                   DURING PERIOD
                                                  BEGINNING      ENDING ACCOUNT      JULY 1 TO
                                                ACCOUNT VALUE,   VALUE, DECEMBER    DECEMBER 31,    ANNUALIZED
                                                 JULY 1, 2004        31, 2004          2004 ^      EXPENSE RATIO
----------------------------------------------------------------------------------------------------------------
UM MULTI-STRATEGY FUND
      Actual period return                      $        1,000   $         1,022   $        8.94            1.76%
      Hypothetical                              $        1,000   $         1,016   $        8.92            1.76%

^    This excludes the expenses of the underlying portfoilo funds.

                                                          UM MULTI-STRATEGY FUND
                                                          Tax Letter (Unaudited)

Certain tax information for the UM Multi-Strategy Fund is required to be provided to shareholders based upon the Fund's income and distributions for the taxable year ended December 31, 2004. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2004. The information necessary to complete your income tax returns for the calendar year ending December 31, 2004 will be received under separate cover.

For the fiscal year ended December 31, 2004, the fund distributed $4,599,955 as long-term capital gains.

For the fiscal year ended December 31, 2004, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2004 Form 1099-DIV.

UM MULTI-STRATEGY FUND
SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

A Special Meeting of Shareholders of UM Investment Trust ("UMIT") was held on January 20, 2005 at 522 Fifth Avenue, New York, New York 10036 for purposes of asking shareholders to consider the following proposal:

To elect thirteen (13) Trustees. A majority of the shareholders of UMIT approved the election of each Trustee by the following votes:

UM INVESTMENT TRUST

                                             AFFIRMATIVE    NEGATIVE
--------------------------------------------------------------------
William J. Armstrong                           3,205,276     115,226
Roland R. Eppley, Jr.                          3,205,276     115,226
John F. Finn                                   3,207,482     113,021
Dr. Matthew Goldstein                          3,203,255     117,248
Robert J. Higgins                              3,205,276     115,226
Peter C. Marshall                              3,207,482     113,021
Marilyn McCoy                                  3,205,460     115,042
William G. Morton, Jr.                         3,205,276     115,226
Robert A. Oden, Jr.                            3,207,482     113,021
Fergus Reid, III                               3,205,276     115,226
Frederick W. Ruebeck                           3,205,460     115,042
James J. Schonbachler                          3,205,276     115,226
Leonard M. Spalding                            3,205,276     115,226

                              FOR MORE INFORMATION:


                               INVESTMENT ADVISOR
                      JPMorgan Investment Management, Inc.
                                522 Fifth Avenue
                            New York, New York 10036


                                 PLACEMENT AGENT
                         One Group Dealer Services, Inc.
                                522 Fifth Avenue
                            New York, New York 10036


    This report is open and authorized for distribution only to qualified and accredited investors or financial intermediaries who have received a copy of the Fund's Private Placement Memorandum. This document may not be copied, faxed or otherwise distributed to the general public.

                                                                    AN-UMMS-1204

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS.

THE REGISTRANT WILL PROVIDE TO ANY PERSON WITHOUT CHARGE, UPON REQUEST, A COPY OF THE CODE OF ETHICS. A REQUEST MAY BE MADE BY CALLING 1-800-480-4111.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

               (i) Has at least one audit committee financial expert serving on its audit committee; or

               (ii) Does not have an audit committee financial expert serving on its audit committee.

THE REGISTRANT'S BOARD OF TRUSTEES HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

          (2) If the registrant provides the disclosure required by paragraph
          (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

               (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

               (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

THE AUDIT COMMITTEE FINANCIAL EXPERT IS WILLIAM ARMSTRONG. HE IS A "NON-INTERESTED" TRUSTEE AND IS ALSO "INDEPENDENT" AS DEFINED BY THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF AUDIT COMMITTEE FINANCIAL EXPERT DETERMINATIONS.

          (3) If the registrant provides the disclosure required by paragraph
          (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

NOT APPLICABLE.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $40,000 in 2003 and $84,700 in 2004.

(b) AUDIT-RELATED FEES. There were no audit-related fees billed to the Registrant during the Reporting Periods.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliates, which required pre-approval by the Audit Committee, were, $0 from May 6, 2003 to December 31, 2003 (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved) and $9,397,000 in 2004.

(c) TAX FEES. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $0 in 2003 and $9,000 in 2004. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

There were no fees billed for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2003 or in 2004.

(d) ALL OTHER FEES. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant, or services provided to Service Affiliates which were required to be pre-approved on or after May 6, 2003 until December 31, 2003, or in 2004, other than the services reported above.

(e) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. In addition to pre-approving any services to be provided by the Auditor to the Registrant, the Audit Committee considers and approves any non-audit services to be provided to the Service Affiliates by the Auditor (if the engagement relates directly to the operations and financial reporting of the Registrant) and the fees to be charged for such non-audit services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. The Chairman of the Audit Committee has been given the authority to pre-approve permissible non-audit services.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $0 in 2003 and $25,300,000 in 2004.

(h) AUDITOR INDEPENDENCE. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Auditor to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

          (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B)
               of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.
          (b)  If applicable, provide the disclosure required by Rule 10A-3(d)
               under the Exchange Act (17CFR 240.10A-3(d)) regarding an
               exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6.  SCHEDULE OF INVESTMENTS.

          File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

INCLUDED IN ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

NOT APPLICABLE.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          (a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C.
          781).

NONE.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of
          Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

ITEM 11. CONTROLS AND PROCEDURES.

          (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS OF A DATE WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES ARE REASONABLY DESIGNED TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE REQUIRED TIME PERIODS AND THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT IN THE REPORTS THAT IT FILES OR SUBMITS ON FORM N-CSR IS ACCUMULATED AND COMMUNICATED TO THE REGISTRANT'S MANAGEMENT, INCLUDING ITS PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS, AS APPROPRIATE TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE.

          (b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE REGISTRANT'S SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED, OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

          (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

          (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

NOT APPLICABLE - SEE ITEM 2 ABOVE.

          (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

CERTIFICATIONS PURSUANT TO RULE 30a-2(a) UNDER THE INVESTMENT COMPANY ACT OF 1940 ARE ATTACHED HERETO.

          (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

NOT APPLICABLE.

          (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE INVESTMENT COMPANY ACT OF 1940 ARE ATTACHED HERETO.

                                   SIGNATURES

                           [See General Instruction F]

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  UM Investment Trust
            --------------------------------------------------------------------

By (Signature and Title)* /s/ Stephanie J. Dorsey
                          ------------------------------------------------------
                              Stephanie J. Dorsey, Treasurer

Date  March 9, 2005
      --------------------------------------------------------------------------

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Stephanie J. Dorsey
                          ------------------------------------------------------
                              Stephanie J. Dorsey, Treasurer

Date  March 9, 2005
      --------------------------------------------------------------------------


By (Signature and Title)* /s/ George C.W. Gatch
                          ------------------------------------------------------
                              George C.W. Gatch, President

Date  March 9, 2005
      --------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.

--------------------------------------------------------------------------------

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